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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Registration Statement Amendment No. 1 to Form S-1 of our report, dated November 25, 1996 relating to the financial statements of Simione & Simione, CPAs - Consulting Division (a Division of Simione & Simione, CPAs, a Partnership). We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                         McGladrey & Pullen, LLP

New Haven, Connecticut
May 29, 1997